UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2016

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below in this Form 8-K, on May 2, 2016, the Board of Directors (the “Board”) of Cloud Peak Energy Inc. (the “Company”) approved and adopted amendments to the Company’s proxy access provision (the “Proxy Access Amendments”) at Section 15 of Article II of the Company’s Amended and Restated Bylaws (the “Bylaws”)  to further enhance the rights of the Company’s stockholders by eliminating certain restrictions and conditions on the use of the proxy access provision by eligible stockholders of the Company.  The Board adopted these amendments as part of the Board’s ongoing commitment to maintaining strong corporate governance practices and its consideration of input from stakeholders.  The Proxy Access Amendments include the following:

•                  Elimination of the cap on the number of stockholders which may aggregate their shares of the Company’s stock in order to meet the 3% ownership requirement;

•                  Increase the maximum number of proxy access nominees that will be included in the Company’s proxy materials to 25% of the total number of directors in office;

•                  Removal of the requirement that the maximum number of proxy access nominees will be reduced by one for each nominee nominated pursuant to the Company’s advance notice provision;

•                  Removal of the requirement that the maximum number of proxy access nominees will be reduced by one for each proxy access nominee that the Board decides to nominate as a Board nominee;

•                  Removal of the requirement that a nominating stockholder agree not to engage in or be a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(1) under the Securities and Exchange Act of 1934, as amended, in support of the election of any individual as a director at the annual meeting other than its own proxy access stockholder nominees or a nominee of the Board;

•                  Removal of the ability of the Company to exclude all proxy access nominees from the Company’s proxy materials in the event of a proxy contest;

•                  Removal of the ability of the Company to exclude a proxy access nominee from the Company’s proxy materials if such nominee is or has been within the past three years an officer or a director of a competitor; and

•                  Removal of the provision relating to the Board’s power and authority to interpret the proxy access provisions and make all determinations related to proxy access and the advance notice.

The foregoing summary of the Proxy Access Amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 to the Bylaws, which is attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

3.1                               Amendment No. 1 to Amended and Restated Bylaws of Cloud Peak Energy Inc., effective May 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: May 2, 2016	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 1 to Amended and Restated Bylaws of Cloud Peak Energy Inc., effective May 2, 2016